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                           Administrative Services Agreement (Project Brave).rtf
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                                                      KILPATRICK STOCKTON LLP
                                                          EXECUTION COPY


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                        ADMINISTRATIVE SERVICES AGREEMENT



                           dated as of August 8, 2000

                                     between

                        PROJECT BRAVE LIMITED PARTNERSHIP

                                       and

                          FIRST UNION SECURITIES, INC.


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
                                TABLE OF CONTENTS

                                                                           PAGE

Section 1.  DEFINED TERMS....................................................1

Section 2.  APPOINTMENT AND AUTHORITY OF ADMINISTRATIVE AGENT................1

Section 3.  ADMINISTRATIVE AGENT'S SERVICES AND DUTIES.......................2

Section 4.  RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES..............2

Section 5.  STANDARD OF CARE; CONFORMITY WITH LAW; INDEMNITY.................3

Section 6.  REPRESENTATIONS OF THE ISSUER....................................4

Section 7.  EXPENSES OF THE ISSUER...........................................5

Section 8.  COMPENSATION OF THE ADMINISTRATIVE AGENT.........................5

Section 9.  SOURCE OF FUNDS..................................................6

Section 10. TERMINATION......................................................6

Section 11. CONFIDENTIALITY..................................................6

Section 12. NONEXCLUSIVE SERVICES............................................6

Section 13. EXECUTION IN COUNTERPARTS........................................7

Section 14. AMENDMENTS.......................................................7

Section 15. WAIVERS; CONSENTS AND APPROVALS..................................7

Section 16. NOTICES..........................................................7

Section 17. HEADINGS.........................................................8

Section 18. NO THIRD PARTY RIGHTS............................................8

Section 19. ASSIGNMENTS AND DELEGATIONS......................................8

Section 20. SEVERABILITY.....................................................8

Section 21. NO RECOURSE......................................................8

Section 22. INTEGRATION......................................................9

Section 23. GOVERNING LAW....................................................9

                        ADMINISTRATIVE SERVICES AGREEMENT

      ADMINISTRATIVE SERVICES AGREEMENT, dated August 8, 2000, between PROJECT BRAVE LIMITED PARTNERSHIP, a Delaware limited partnership (the "ISSUER"), and FIRST UNION SECURITIES, INC., a Virginia corporation ("FUSI" or the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

      WHEREAS, the Issuer intends to issue certain notes (the "NOTES"), pursuant to that certain Indenture, dated as of August 8, 2000 (the "INDENTURE") among Wells Fargo Bank Minnesota, National Association ("WELLS FARGO"), as indenture trustee, FUSI, as collateral agent and the Issuer and to use the proceeds thereof to acquire, among other things, a portfolio of motor vehicle retail installment sale contracts and purchase money loans, certain rights in various spread accounts, certain rights to servicing fees and certain charged off receivables pursuant to that certain Transfer and Servicing Agreement, dated as of August 8, 2000 (the "TRANSFER AND SERVICING AGREEMENT") among the Issuer, FIFS Acquisition Funding Company, L.L.C., as seller, First Investors Servicing Corporation, as servicer and a seller party, ALAC Receivables Corp., as a seller party, FUSI, as deal agent and collateral agent and Wells Fargo, as backup servicer, collateral custodian and indenture trustee;

      WHEREAS, the Issuer has requested that the Administrative Agent temporarily provide advice and assistance to the Issuer and temporarily perform various other services for the Issuer in connection with its issuance and sale of the Notes; and the Administrative Agent is willing to so act, subject to the terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other consideration, the receipt of which is hereby acknowledged, the Issuer and the Administrative Agent agree as follows:

      SECTION 1.  DEFINED TERMS.

      Capitalized terms, unless otherwise defined herein, shall have the meanings assigned such terms in the Indenture.

      SECTION 2.  APPOINTMENT AND AUTHORITY OF ADMINISTRATIVE AGENT.

      The Issuer hereby appoints First Union Securities, Inc. as its Administrative Agent, for the term specified in SECTION 10 below, to supervise and perform, on the Issuer's behalf, only those management and administrative functions that are specified herein. First Union Securities, Inc. hereby agrees to supervise and perform such management and administrative functions for such term.

      SECTION 3.  ADMINISTRATIVE AGENT'S SERVICES AND DUTIES.

      (a) The Administrative Agent's duties on behalf of the Issuer shall be the following:

            (i) provided that the Issuer, or the Servicer on behalf of the Issuer, provides the Administrative Agent with all of the information necessary for such purposes as contemplated in the Basic Documents, providing the following review services:

                  (A) review each Monthly Report, Servicer's Certificate and each other statement delivered by the Issuer and/or the Servicer to assure compliance with the reporting requirements of the Basic Documents;

                  (B) review and monitor the performance of all Hedge
            Transactions to assure compliance with Section 3.8 of the Indenture; and

                  (C) review the books and records of the Issuer in preparation for inspection pursuant to Section 3.27 of the Indenture;

            (ii) instructing the Paying Agent to make distributions pursuant to
      Section 3.1 of the Indenture;

            (iii) maintaining records with respect to the Notes, including without limitation, such records as would indicate the Notes Outstanding under the Indenture, Note Interest due thereon, and the principal amount outstanding;

            (iv) taking such other actions as may be requested by the Issuer to assist the Issuer in complying with the requirements of the Basic Documents;

            (v) taking such other actions as are reasonably necessary to the accomplishment of the duties of the Administrative Agent set forth in this
      SECTION 3.

      (b) Notwithstanding anything herein to the contrary, the Administrative Agent shall not be required to perform any of the duties set forth in this
SECTION 3 until such time as it has received a written to request to perform by the Issuer.

      SECTION 4.  RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES.

      The Issuer recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrative Agent hereunder are dependent upon the accuracy and completeness of the information obtained by the Administrative Agent from the Issuer, the parties to the Basic Documents and other sources and the Administrative Agent shall not be responsible for any inaccuracy in the information so obtained or for any inaccuracy in the records maintained by the Administrative Agent hereunder which may result from such inaccuracy.

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      SECTION 5.  STANDARD OF CARE; CONFORMITY WITH LAW; INDEMNITY.

      (a) The Administrative Agent shall perform its duties under SECTION 3 with the same degree of care that it exercises or would exercise in connection with the administration of its own or similar operations.

      (b) Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent assumes no liability for anything other than to render the services called for in SECTION 3 and neither the Administrative Agent nor any of its directors, officers, stockholders, incorporators, employees or affiliates shall be liable for any liabilities or other obligations of the Issuer under the Basic Documents or be responsible for (i) any action of the Issuer, the Servicer, the Indenture Trustee, the Liquidity Banks, any other party to a Basic Document or the directors, officers or employees of any thereof or (ii) performing any functions or duties or exercising any rights under or in connection with the Basic Documents (other than this Agreement). The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Administrative Agent.

      (c) The Administrative Agent will not, in performing its obligations under
SECTION 3, knowingly take any action that would cause the Issuer to be in violation of any law, rule or regulation applicable to it or of any provision of the charter or bylaws of the Issuer or cause the Issuer to become "controlled by", or subject to, regulation as an "investment company" under the Investment Company Act or cause the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof to become inapplicable to the issuance and sale of any Notes; PROVIDED, HOWEVER, that the Administrative Agent shall not be responsible for the actions of any party to a Basic Document causing the Issuer to be in violation of any such provisions.

      (d) The Administrative Agent hereby agrees to indemnify the Issuer, and hold the Issuer harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, interest and reasonable attorneys' fees and expenses, but excluding any internal administrative and overhead costs of the Issuer) to the extent arising out of or resulting from the Administrative Agent's gross negligence or willful misconduct in performing or failing to perform its duties or obligations in accordance with
SECTION 3 of this Agreement. The Issuer will promptly after receipt of notice of commencement of any action, suit or proceeding against it, in respect of which a claim is to be made against the Administrative Agent under this SECTION 5, notify the Administrative Agent of the commencement of such action, suit or proceeding, enclosing a copy
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of any papers served, and, only if the Administrative Agent shall have acknowledged in writing to the Issuer its obligation to indemnify the Issuer under this SECTION 5, then the Administrative Agent shall be entitled to participate in, and to assume the defense of, such action, suit or proceeding with counsel reasonably satisfactory to the Issuer.

      (e) The Issuer hereby agrees to indemnify the Administrative Agent, and hold the Administrative Agent harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, interest and reasonable attorneys' fees and expenses, but excluding any internal administrative and overhead costs of the Administrative Agent) to the extent arising out of or resulting from the Issuer's gross negligence or willful misconduct in performing or failing to perform its duties or obligations in accordance with this Agreement. The Administrative Agent will promptly after receipt of notice of commencement of any action, suit or proceeding against it, in respect of which a claim is to be made against the Issuer under this SECTION 5, notify the Issuer of the commencement of such action, suit or proceeding, enclosing a copy of any papers served, and the Issuer shall be entitled to participate in, and to assume the defense of, such action, suit or proceeding with counsel reasonably satisfactory to the Administrative Agent.

      SECTION 6.  REPRESENTATIONS OF THE ISSUER.

      To induce the Administrative Agent to enter into this Agreement, the Issuer represents and warrants to the Administrative Agent that:

      (a) the Issuer is a limited partnership duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to so qualify would not have a material adverse effect on its business, condition or operations;

      (b) the execution, delivery and performance by the Issuer of this Agreement are within the Issuer's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Issuer's partnership agreement, (ii) any law, rule or regulation applicable to the Issuer, (iii) any contractual restriction binding on or affecting the Issuer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Issuer or its property;

      (c) there is no pending or threatened action or proceeding affecting the Issuer before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, or which purports to affect the legality, validity or enforceability of this Agreement;

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      (d) no consent of any other person (including, without limitation, stockholders or creditors of the Issuer), and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement by or against the Issuer;

      (e) this Agreement has been duly executed and delivered by the Issuer; and

      (f) this Agreement constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      SECTION 7.  EXPENSES OF THE ISSUER.

      The Administrative Agent shall not be liable for any expenses of the Issuer including, but not limited to, the fees of any placement agent for the sale of the Notes; any fees or other amounts owing to the Liquidity Banks; any loss of the Issuer, and any taxes assessed against, or applicable to, the income of the Issuer; PROVIDED, HOWEVER, that the Administrative Agent shall be responsible for any salaries, expenses or other compensation of its own officers, employees, and directors.

      SECTION 8.  COMPENSATION OF THE ADMINISTRATIVE AGENT.

      In consideration of and as compensation for all services to be rendered by the Administrative Agent as described in this Agreement, the Issuer will pay the Administrative Agent a monthly fee of 20% of all amounts in the Collection Account after all distributions have been made pursuant to Section 3.1 of the Indenture (the "MANAGEMENT FEE"). The Management Fee shall be payable each month prior to (and including) the Distribution Date on which the cumulative compound internal rate of return to the Initial Class B Noteholder based on an initial invested amount of $24.92 million as of October 2, 1998 and giving effect to (i) all cash payments constituting payments of interest or yield received by the Initial Class B Noteholder under (a) the Loan and Security Agreement (which amount shall include the Structuring Fee as defined in the Original Agreement) and (b) the Class B Note (ii) equals or exceeds 25% (such Distribution Date, the "TARGET RETURN DATE"). Such Management Fee shall be paid on each Distribution Date up to and including the Target Return Date. Subject to the limitation set forth in SECTION 10, the Issuer shall pay or reimburse the Administrative Agent for reasonable costs and expenses incurred by the Administrative Agent in connection with its performance of this Agreement, including the fees and expenses of any independent accountants and the reasonable fees and expenses of attorneys or other advisors engaged to perform professional services for the Issuer (including, without limitation, reasonable fees and expenses of counsel to the Issuer and Administrative Agent in connection with the preparation of this Agreement, and the other Basic Documents).

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      SECTION 9.  SOURCE OF FUNDS.

      Notwithstanding any provisions contained in this Agreement to the contrary, the Issuer shall not be obligated to pay any amount pursuant to SECTIONS 5(E) and 10 unless the Issuer has excess cash flow from operations and all payments pursuant to Section 3.1 of the Indenture have been made.

      SECTION 10.  TERMINATION.

      This Agreement shall terminate upon the Target Return Date or, if the parties hereto shall so agree in writing, upon any date after the Target Return Date as specified in any notice of termination given by the Issuer, to the Administrative Agent or by the Administrative Agent to the Issuer (which date shall be at least 30 days after the giving of such notice). The provisions of SECTIONS 7 and 11 shall survive any termination of this Agreement.

      SECTION 11.  CONFIDENTIALITY.

      The Administrative Agent agrees to establish such systems and procedures as may be reasonable to maintain the confidentiality of nonpublic information relating to the Issuer, the Servicer or the Indenture Trustee which may be obtained by the Administrative Agent in connection with its services to the Issuer as Administrative Agent; PROVIDED, that such information may be disclosed
(a) as required by law or in connection with any litigation; PROVIDED, HOWEVER, that prior to such disclosure, the Administrative Agent shall notify the Issuer, the Servicer or the Indenture Trustee, as the case may be, in writing of the reason and basis for such disclosure, and shall use all reasonable efforts to obtain a stop order, a protective order, or any other protection for private and confidential information under any applicable law, (b) to governmental or regulatory authorities having jurisdiction over the Administrative Agent or any of its affiliates, (c) to the Administrative Agent's legal counsel and auditors, if the Administrative Agent reasonably determines that they have a reason to know, and (d) if it has become publicly available other than as a result of a breach of this Section.

      SECTION 12.  NONEXCLUSIVE SERVICES.

      The services of the Administrative Agent to the Issuer under this Agreement are not to be deemed exclusive, and the Administrative Agent shall be free to render similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Administrative Agent or any director, officer, employee or partner of any of its affiliates who may also be a director, officer or employee of the Issuer to engage in any other business or to devote time and attention in part to the management or other aspects of any other business, nor to limit or restrict the right of the Administrative Agent or of any of its affiliates to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

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
      SECTION 13.  EXECUTION IN COUNTERPARTS.

      This Agreement may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

      SECTION 14.  AMENDMENTS.

      This Agreement may be supplemented, modified or amended only by written instrument signed on behalf of both parties hereto by their duly authorized officers. No amendment to the terms defined in the Indenture which are used herein shall be effective for the purposes of this Agreement unless the Administrative Agent shall have consented thereto.

      SECTION 15.  WAIVERS; CONSENTS AND APPROVALS.

      No party hereto shall be deemed to have consented to, approved or waived any matter under this Agreement, unless any purported consent, approval or waiver is expressly set forth in writing and signed by the party giving the consent, approval or waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right or be construed as a waiver to or of any other breach of the same or any other covenant, condition or duty.

      SECTION 16.  NOTICES.

      All notices, demands and communications hereunder shall be in writing (which shall include electronic transmission), shall be personally delivered, express couriered, electronically transmitted (in which case a hard copy shall also be sent by regular mail) or mailed by registered or certified mail and shall, unless otherwise expressly provided herein, be effective when received at the address specified below or at such other address as shall be specified in a notice furnished hereunder.

            If to the Issuer:

            PROJECT BRAVE LIMITED PARTNERSHIP
            c/o FIFS Acquisition Funding Company, L.L.C.
            675 Bering Drive, Suite 710
            Houston, TX 77057

            Attention: Bennie Duck

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            Telephone No.: (713) 977-2600
            Facsimile No.: 713) 977-0657

            If to the Administrative Agent:

            First Union Securities, Inc.
            One First Union Center, TW-9
            Charlotte, NC 28288

            Attention: John Foxgrover
            Tel.  No: (704) 383-8437
            Facsimile No: (704) 374-1085

      SECTION 17.  HEADINGS.

      Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

      SECTION 18.  NO THIRD PARTY RIGHTS.

      Except as specifically set forth herein, no provision hereof is intended or shall be construed to confer upon or to give to any person, firm or corporation, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

      SECTION 19.  ASSIGNMENTS AND DELEGATIONS.

      This Agreement and the rights and obligations hereunder may not be assigned or delegated by either party without the prior written consent of the other party.

      SECTION 20.  SEVERABILITY.

      If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect and, if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      SECTION 21.  NO RECOURSE.

      The obligations of the Issuer under this Agreement are solely the corporate obligations of the Issuer. No recourse shall be had for the payment of any amount owing by the Issuer under

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this Agreement, or for the payment by the Issuer of any fee in respect hereof or any other obligation or claim of or against the Issuer arising out of or based on this Agreement, against FUSI, or against any stockholder, employee, officer, director or incorporator of the Issuer. For purposes of this SECTION 21, the term "FUSI" shall mean and include FUSI and all affiliates thereof and any employee, officer, director, incorporator, stockholder or beneficial owner of any of them; provided, however, that the Issuer shall not be considered to be an affiliate of FUSI for purposes of this SECTION 21.

      SECTION 22.  INTEGRATION.

      This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

      SECTION 23.  GOVERNING LAW.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

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
      IN WITNESS WHEREOF, the Issuer and the Administrative Agent have caused this Agreement to be executed as of the day and year first above written.


                              PROJECT BRAVE LIMITED PARTNERSHIP

                              BY: FIFS ACQUISITION FUNDING COMPANY, L.L.C., AS GENERAL PARTNER,

                              BY:    FIALAC HOLDING, INC.


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                              FIRST UNION SECURITIES, INC.


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________

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